Modivcare Reports Fourth Quarter and Full Year 2022
Financial Results; Issues 2023 Guidance

Denver, CO – February 23, 2023 – Modivcare Inc. (the “Company” or “Modivcare”) (Nasdaq: MODV), a technology-enabled healthcare services company that provides a suite of integrated supportive care solutions focused on improving patient outcomes, today reported financial results for the three months and full year ended December 31, 2022.

Fourth Quarter 2022 Highlights:
•Service revenue of $653.9 million, a 14% increase as compared to $575.8 million in the fourth quarter of 2021
•Net loss of $6.9 million, or $0.49 per diluted common share
•Adjusted EBITDA of $59.7 million, adjusted net income of $29.8 million and adjusted EPS of $2.11 per diluted common share
•Net cash used in operating activities during the quarter of $56.0 million
•Cash and cash equivalents of $14.5 million as of December 31, 2022, with $1,000.0 million principal amount of debt outstanding related to the Senior Unsecured Notes due 2025 and 2029

Full Year 2022 Highlights:
•Service revenue of $2,504.4 million, a 25% increase as compared to $1,996.9 million in 2021
•Net loss of $31.8 million, or $2.26 per diluted common share
•Adjusted EBITDA of $221.9 million, adjusted net income of $103.4 million and adjusted EPS of $7.32 per diluted common share
•Net cash used in operating activities in 2022 of $10.4 million
•On February 3, 2022, Modivcare Inc. entered into a new senior secured revolving credit facility with total borrowing capacity of $325.0 million and a maturity date in February 2027. This new facility was undrawn at closing and replaces the Company’s prior $225.0 million revolving credit facility.

“We reported strong financial results for 2022 with revenue and Adjusted EBITDA exceeding the high end of our guidance ranges. Solid fourth quarter 2022 results were highlighted by 14 percent revenue growth, driven by mid-teens membership growth and 12 percent growth from our personal care business,” said Heath Sampson, President and Chief Executive Officer. “Our 2023 guidance affirms our confidence in continued growth this year and our long-term outlook. As we continue our journey to become One Modivcare, which is aligning across all of our supportive care services to better serve the needs of our members and customers, we are focused on building for scale, driving efficiencies, and growing our business in 2023. I am grateful and proud of our team’s dedication and hard work. Our supportive care services are uniquely positioned to provide the highest quality, best-in-class member experience for approximately 35 million members in the most cost-effective manner for our customers and the healthcare system.”

2023 Guidance

Our 2023 guidance is as follows ($ in millions):

	Low	High
Revenue	$2,575	$2,600
Adjusted EBITDA	$225	$235

Guidance excludes the effects of any future merger or acquisition activity and is based on the current operating environment.

Fourth Quarter 2022 Results

For the fourth quarter of 2022, the Company reported revenue of $653.9 million, an increase of 14% from $575.8 million in the fourth quarter of 2021.

Operating income was $6.6 million, or 1% of revenue, in the fourth quarter of 2022, compared to $20.2 million, or 4% of revenue, in the fourth quarter of 2021. Net loss was $6.9 million, or $0.49 per common share in the fourth quarter of 2022, compared to $31.5 million, or $2.25 per common share, in the fourth quarter of 2021.

Adjusted EBITDA was $59.7 million, or 9% of revenue, in the fourth quarter of 2022, compared to $57.5 million, or 10% of revenue, in the fourth quarter of 2021.

Adjusted net income in the fourth quarter of 2022 was $29.8 million or $2.11 per diluted common share, compared to $29.8 million, or $2.11 per diluted common share, in the fourth quarter of 2021.

Full Year 2022 Results

For the full year 2022, the Company reported revenue of $2,504.4 million, an increase of 25% from $1,996.9 million in 2021.

Operating income was $57.1 million, or 2% of revenue, for 2022, compared to $89.4 million, or 4% of revenue, for 2021. Net loss in 2022 was $31.8 million, or $2.26 per common share, compared to a net loss of $6.6 million, or $0.47 per common share, in 2021.

Adjusted EBITDA for 2022 was $221.9 million or 9% of revenue, compared to $205.0 million, or 10% of revenue, in 2021.

Adjusted net income for 2022 was $103.4 million or $7.32 per diluted common share, compared to $112.4 million, or $7.90 per diluted common share, for 2021.

Organizational Consolidation and Change in Segments

We operate four reportable business segments: NEMT, Personal Care, RPM, and Corporate and Other. Effective January 1, 2022, the Company completed its segment reorganization which resulted in the addition of a Corporate segment that includes the costs associated with the Company's corporate operations. The operating results of our Corporate segment include our activities related to executive, accounting, finance, internal audit, tax, legal and certain strategic and corporate development functions for each segment, as well as the results of our Matrix investment. The Company reclassified certain costs associated with this reorganization for the three and twelve months ended December 31, 2021 to conform to this presentation.

Fourth Quarter Earnings Conference Call

Modivcare will hold a conference call to discuss its financial results on Thursday, February 23, 2023 at 8:00 a.m. ET. To access the call, please dial:

US toll-free: 1 (887) 407-8037
International: 1 (201) 689-8037

You may also access the conference call via webcast at investors.modivcare.com, where the call will also be archived.

About Modivcare

Modivcare Inc. (Nasdaq: MODV) is a technology-enabled healthcare services company that provides a platform of integrated supportive care solutions for public and private payors and their patients. Our value-based solutions address the social determinants of health (SDoH), enable greater access to care, reduce costs, and improve outcomes. We are a leading provider of non-emergency medical transportation (NEMT), personal care and remote patient monitoring. To learn more about Modivcare, please visit www.modivcare.com.

Non-GAAP Financial Measures and Adjustments

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this press release includes EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted G&A expense for the Company and its segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as net income (loss) before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before (as applicable): (1) restructuring and related costs, including severance and organizational consolidation costs and professional services fees, (2) certain transaction and integration costs, (3) settlement related costs, (4) cash settled equity, (5) stock-based compensation, (6) COVID-19 related costs, net of grant income, and (7) equity in net (income) loss of investee, net of tax. Adjusted EBITDA margin is calculated as Adjusted EBITDA, divided by service revenue, net. Adjusted Net Income is calculated as net income (loss) before: (1) restructuring and related costs, including severance and organizational consolidation costs and professional services fees (2) certain transaction and integration costs, (3) settlement related costs, (4) cash settled equity, (5) stock-based compensation, (6) equity in net (income) loss of investee, net of tax (7) intangible amortization expense, (8) COVID-19 related costs, net of grant income, (9) transaction related financing expense, and (10) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. Adjusted G&A expense is calculated as G&A expense before (as applicable): (1) restructuring and related costs, (2) transaction and integration costs, (3) settlement related costs, (4) cash settled equity, and (5) stock-based compensation. We do not provide updated guidance for net income (loss) in this presentation on a basis consistent with GAAP or a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures on a forward-looking basis because we are unable to predict items contained in the GAAP financial measures without unreasonable efforts. Our non-GAAP performance measures exclude expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. As a result, our net income or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial measures is not intended to be considered in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. The updated guidance discussed herein constitutes forward-looking statements. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations, or MCOs; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors; the effects of a public health emergency; inadequacies in, or security breaches of, our information technology systems, including the systems intended to protect our clients’ privacy and confidential information; any changes in the funding, financial viability or our relationships with our payors; pandemic infectious diseases, including the COVID-19 pandemic; disruptions to our contact center operations caused by health epidemics or pandemics like COVID-19; delays in collection, or non-collection, of our accounts receivable, particularly during any business integration; an impairment of our long-lived assets; any failure to maintain or to develop further reliable, efficient and secure information technology systems; an inability to attract and retain qualified employees; any acquisition or acquisition integration efforts; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government’s requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; a failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business that we acquired with our personal care segment; acquired unknown liabilities in connection with the acquisition of our personal care segment; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice or other similar claims; and our reliance on others for the financial condition of our equity investment in Matrix.

The Company has provided additional information about the risks facing our business in our annual report on Form 10-K and subsequent periodic and current reports most recently filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in our filings with the Securities and Exchange Commission, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contact
Kevin Ellich,
Head of Investor Relations
(303) 728-7012
Kevin.Ellich@modivcare.com

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Modivcare Inc.

Modivcare Inc.
Unaudited Condensed Consolidated Statements of Operations
(in thousands except share and per share data)

	Three months ended December 31,		Year ended December 31,
	2022	2021	2022	2021

Service revenue, net	$653,921	$575,775	$2,504,393	$1,996,892
Grant income	2,764	1,941	7,351	5,441

Operating expenses:
Service expense	533,966	445,128	2,032,074	1,584,298
General and administrative expense	90,063	92,079	322,171	271,674
Depreciation and amortization	26,039	20,331	100,415	56,998
Total operating expenses	650,068	557,538	2,454,660	1,912,970

Operating income	6,617	20,178	57,084	89,363

Other expenses:
Interest expense, net	15,532	14,669	61,961	49,081
Income (loss) before income taxes and equity method investment	(8,915)	5,509	(4,877)	40,282
Provision (benefit) for income taxes	(3,912)	208	(3,035)	8,617
Equity in net loss of investee, net of tax	1,944	36,826	29,964	38,250
Net loss	$(6,947)	$(31,525)	$(31,806)	$(6,585)

Loss per common share:
Basic	$(0.49)	$(2.25)	$(2.26)	$(0.47)
Diluted	$(0.49)	$(2.25)	$(2.26)	$(0.47)

Weighted-average number of common shares outstanding:
Basic	14,123,013	13,998,487	14,061,839	14,054,060
Diluted	14,123,013	13,998,487	14,061,839	14,054,060

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Modivcare Inc.

Modivcare Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$14,451	$133,139
Accounts receivable, net	294,341	233,121
Other current assets (1)	37,362	43,574
Total current assets	346,154	409,834
Operating lease right-of-use assets	39,405	43,750
Property and equipment, net	69,138	53,549
Goodwill and intangible assets, net	1,408,063	1,415,000
Equity investment	41,303	83,069
Other long-term assets	40,209	22,223
Total assets	$1,944,272	$2,027,425

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$54,959	$8,690
Accrued contract payables	194,287	281,586
Accrued expenses and other current liabilities	135,860	123,791
Accrued transportation costs	96,851	103,294
Current portion of operating lease liabilities	9,640	9,873
Total current liabilities	491,597	527,234
Long-term debt, net of deferred financing costs	979,361	975,225
Operating lease liabilities, less current portion	32,088	34,524
Other long-term liabilities (2)	86,670	117,175
Total liabilities	1,589,716	1,654,158

Stockholders' equity
Stockholders' equity	354,556	373,267
Total liabilities and stockholders' equity	$1,944,272	$2,027,425

(1)     Includes other receivables, prepaid expenses and other current assets and short-term restricted cash.
(2)     Includes other long-term liabilities and deferred tax liabilities.

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Modivcare Inc.

Modivcare Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Year ended December 31,
	2022	2021
Operating activities
Net loss	$(31,806)	$(6,585)
Depreciation and amortization	100,415	56,998
Stock-based compensation	6,872	5,904
Equity in net loss of investee	40,916	53,092
Deferred income taxes	(36,663)	(17,691)
Reduction of right-of-use asset	11,640	11,330
Other non-cash items	5,125	2,730
Changes in working capital	(106,941)	81,062
Net cash provided by (used in) operating activities	(10,442)	186,840

Investing activities
Purchase of property and equipment	(33,004)	(21,316)
Acquisitions, net of cash acquired	(78,809)	(664,309)
Net cash used in investing activities	(111,813)	(685,625)

Financing activities
Proceeds from debt	114,000	625,000
Repayment of debt	(114,000)	(125,000)
Repurchase of common stock, for treasury	—	(39,994)
Payment of debt issuance costs	(2,415)	(13,486)
Proceeds from common stock issued pursuant to stock option exercise	6,789	3,227
Restricted stock surrendered for employee tax payment	(792)	(896)
Other financing activities	226	—
Net cash provided by financing activities	3,808	448,851

Net change in cash and cash equivalents	(118,447)	(49,934)
Cash, cash equivalents and restricted cash at beginning of period	133,422	183,356
Cash, cash equivalents and restricted cash at end of period	$14,975	$133,422

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended December 31, 2022
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$458,993	$176,013	$18,915	$—	$653,921
Grant income	—	2,764	—	—	2,764

Operating expenses:
Service expense	386,646	140,642	6,678	—	533,966
General and administrative expense	44,199	22,829	5,636	17,399	90,063
Depreciation and amortization	7,133	13,049	5,653	204	26,039
Total operating expenses	437,978	176,520	17,967	17,603	650,068

Operating income (loss)	21,015	2,257	948	(17,603)	6,617

Interest expense, net	—	—	—	15,532	15,532
Income (loss) before income taxes and equity method investment	21,015	2,257	948	(33,135)	(8,915)
Provision (benefit) for income taxes	3,739	(92)	276	(7,835)	(3,912)
Equity in net loss of investee, net of tax	72	—	—	1,872	1,944
Net Income (loss)	17,204	2,349	672	(27,172)	(6,947)

Interest expense, net	—	—	—	15,532	15,532
Provision (benefit) for income taxes	3,739	(92)	276	(7,835)	(3,912)
Depreciation and amortization	7,133	13,049	5,653	204	26,039
EBITDA	28,076	15,306	6,601	(19,271)	30,712

Restructuring and related costs(1)	13,869	(6)	—	—	13,863
Transaction and integration costs(2)	4,219	1,216	174	2,050	7,659
Settlement related costs	—	—	—	3,564	3,564
Cash settled equity	—	—	—	19	19
Stock-based compensation	—	—	—	1,823	1,823
COVID-19 related costs, net of grant income	24	43	—	—	67
Equity in net loss of investee, net of tax	72	—	—	1,872	1,944

Adjusted EBITDA	$46,260	$16,559	$6,775	$(9,943)	$59,651

(1) Restructuring and related costs include professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.

(2) Transaction and integration costs consist of fees incurred for SOX implementation and business integration efforts.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Three months ended December 31, 2021
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$402,528	$157,194	$16,053	$—	$575,775
Grant income	—	1,941	—	—	1,941

Operating expenses:
Service expense	316,715	123,575	4,838	—	445,128
General and administrative expense	46,532	25,098	5,575	14,874	92,079
Depreciation and amortization	7,314	9,036	3,981	—	20,331
Total operating expenses	370,561	157,709	14,394	14,874	557,538

Operating income (loss)	31,967	1,426	1,659	(14,874)	20,178

Interest expense, net	—	—	—	14,669	14,669
Income (loss) before income taxes and equity method investment	31,967	1,426	1,659	(29,543)	5,509
Provision (benefit) for income taxes	3,940	(42)	341	(4,031)	208
Equity in net loss of investee, net of tax	—	—	—	36,826	36,826
Net Income (loss)	28,027	1,468	1,318	(62,338)	(31,525)

Interest expense, net	—	—	—	14,669	14,669
Provision (benefit) for income taxes	3,940	(42)	341	(4,031)	208
Depreciation and amortization	7,314	9,036	3,981	—	20,331
EBITDA	39,281	10,462	5,640	(51,700)	3,683

Restructuring and related costs(1)	9,550	304	—	200	10,054
Transaction and integration costs(2)	(19)	3,463	721	2,987	7,152
Cash settled equity	—	—	—	20	20
Stock-based compensation	—	(58)	—	1,068	1,010
COVID-19 related costs, net of grant income	101	(1,340)	—	—	(1,239)
Equity in net loss of investee, net of tax	—	—	—	36,826	36,826

Adjusted EBITDA	$48,913	$12,831	$6,361	$(10,599)	$57,506

(1) Restructuring and related costs include professional fees for strategic initiatives and severance and office closure costs.

(2) Transaction and integration costs consist of fees incurred in the acquisitions of Care Finders and VRI.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Year ended December 31, 2022
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$1,768,442	$667,674	$68,277	$—	$2,504,393
Grant income	—	7,351	—	—	7,351

Operating expenses:
Service expense	1,487,447	520,065	24,562	—	2,032,074
General and administrative expense	146,935	91,365	23,156	60,715	322,171
Depreciation and amortization	28,709	51,025	19,854	827	100,415
Total operating expenses	1,663,091	662,455	67,572	61,542	2,454,660

Operating income (loss)	105,351	12,570	705	(61,542)	57,084

Interest expense, net	—	—	—	61,961	61,961
Income (loss) before income taxes and equity method investment	105,351	12,570	705	(123,503)	(4,877)
Provision (benefit) for income taxes	26,855	2,810	208	(32,908)	(3,035)
Equity in net (income) loss of investee, net of tax	(71)	—	—	30,035	29,964
Net Income (loss)	78,567	9,760	497	(120,630)	(31,806)

Interest expense, net	—	—	—	61,961	61,961
Provision (benefit) for income taxes	26,855	2,810	208	(32,908)	(3,035)
Depreciation and amortization	28,709	51,025	19,854	827	100,415
EBITDA	134,131	63,595	20,559	(90,750)	127,535

Restructuring and related costs(1)	25,228	757	63	950	26,998
Transaction and integration costs(2)	4,225	7,550	2,927	9,269	23,971
Settlement related costs	5,500	—	—	4,064	9,564
Cash settled equity	—	—	—	108	108
Stock-based compensation	—	190	86	5,684	5,960
COVID-19 related costs, net of grant income	129	(2,327)	—	—	(2,198)
Equity in net (income) loss of investee, net of tax	(71)	—	—	30,035	29,964

Adjusted EBITDA	$169,142	$69,765	$23,635	$(40,640)	$221,902

(1) Restructuring and related costs include professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.

(2) Transaction and integration costs consist of fees incurred for SOX implementation and business integration efforts.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Segment Information and Adjusted EBITDA
(in thousands)

	Year ended December 31, 2021
	NEMT	Personal Care	RPM	Corporate and Other	Total

Service revenue, net	$1,483,696	$495,579	$17,617	$—	$1,996,892
Grant income	—	5,441	—	—	5,441

Operating expenses:
Service expense	1,186,185	392,508	5,605	—	1,584,298
General and administrative expense	132,493	70,704	5,791	62,686	271,674
Depreciation and amortization	29,058	23,759	4,181	—	56,998
Total operating expenses	1,347,736	486,971	15,577	62,686	1,912,970

Operating income (loss)	135,960	14,049	2,040	(62,686)	89,363

Interest expense, net	—	—	—	49,081	49,081
Income (loss) before income taxes and equity method investment	135,960	14,049	2,040	(111,767)	40,282
Provision (benefit) for income taxes	30,319	3,152	447	(25,301)	8,617
Equity in net loss of investee, net of tax	—	—	—	38,250	38,250
Net Income (loss)	105,641	10,897	1,593	(124,716)	(6,585)

Interest expense, net	—	—	—	49,081	49,081
Provision (benefit) for income taxes	30,319	3,152	447	(25,301)	8,617
Depreciation and amortization	29,058	23,759	4,181	—	56,998
EBITDA	165,018	37,808	6,221	(100,936)	108,111

Restructuring and related costs(1)	19,609	304	—	1,680	21,593
Transaction and integration costs(2)	567	6,930	721	17,370	25,588
Cash settled equity	—	—	—	9,165	9,165
Stock-based compensation	—	18	—	4,775	4,793
COVID-19 related costs, net of grant income	719	(3,211)	—	—	(2,492)
Equity in net loss of investee, net of tax	—	—	—	38,250	38,250

Adjusted EBITDA	$185,913	$41,849	$6,942	$(29,696)	$205,008

(1) Restructuring and related costs include professional fees for strategic initiatives and severance and office closure costs.

(2) Transaction and integration costs consist of fees incurred in the acquisitions of Care Finders and VRI.

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Modivcare Inc.

Modivcare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Adjusted Net Income and Adjusted Net Income per Common Share:
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

Net loss	$(6,947)	$(31,525)	$(31,806)	$(6,585)

Restructuring and related costs(1)	13,863	10,054	26,998	21,593
Transaction and integration costs(2)	7,659	7,152	23,971	25,588
Settlement related costs	3,564	—	9,564	—
Cash settled equity	19	20	108	9,165
Stock-based compensation	1,823	1,010	5,960	4,793
Equity in net loss of investee, net of tax	1,944	36,826	29,964	38,250
Intangible amortization expense	20,381	16,424	80,359	44,251
Transaction-related financing expense	—	—	—	6,630
COVID-19 related costs	67	(1,239)	(2,198)	(2,492)
Tax effected impact of adjustments	(12,555)	(8,896)	(39,518)	(28,840)

Adjusted Net Income	$29,818	$29,826	$103,402	$112,353

Adjusted EPS	$2.11	$2.11	$7.32	$7.90

Diluted weighted-average number of common shares outstanding	14,149,333	14,149,143	14,126,912	14,224,302

(1) Restructuring and related costs include professional fees for strategic initiatives, organizational consolidation costs, severance and other professional fees.

(2) Transaction and integration costs include certain transaction-related expenses, SOX implementation and business integration efforts.

--more--

Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands, except for statistical data)

	Three months ended			Year ended			Three months ended
	December 31, 2022	December 31, 2021	% Change	December 31, 2022	December 31, 2021	% Change	September 30, 2022	QoQ % Change

NEMT Segment

Service revenue, net	$458,993	$402,528	14.0%	$1,768,442	$1,483,696	19.2%	$459,796	(0.2)%
Purchased services expense	331,708	266,443	24.5%	1,267,006	991,502	27.8%	340,138	(2.5)%
Payroll and other expense	54,938	50,272	9.3%	220,441	194,683	13.2%	54,843	0.2%
Service expense	$386,646	$316,715	22.1%	$1,487,447	$1,186,185	25.4%	$394,981	(2.1)%

Gross profit	$72,347	$85,813	(15.7)%	$280,995	$297,511	(5.6)%	$64,815	11.6%
Gross margin	15.8%	21.3%		15.9%	20.1%		14.1%

G&A expense	$44,199	$46,532	(5.0)%	$146,935	$132,493	10.9%	$31,815	38.9%
G&A expense adjustments:
Restructuring and related costs	13,869	9,550	45.2%	25,228	19,609	28.7%	902	N/M
Transaction and integration costs	4,219	(19)	N/M	4,225	567	N/M	6	N/M
Settlement related costs	$—	$—	N/M	$5,500	$—	N/M	$5,500	N/M
Adjusted G&A expense	$26,111	$37,001	(29.4)%	$111,982	$112,317	(0.3)%	$25,407	2.8%
Adjusted G&A expense % of revenue	5.7%	9.2%		6.3%	7.6%		5.5%

Net income	$17,204	$28,027	(38.6)%	$78,567	$105,641	(25.6)%	$19,151	(10.2)%
Net income margin	3.7%	7.0%		4.4%	7.1%		4.2%

Adjusted EBITDA	$46,260	$48,913	(5.4)%	$169,142	$185,913	(9.0)%	$39,357	17.5%
Adjusted EBITDA margin	10.1%	12.2%		9.6%	12.5%		8.6%

Total paid trips (in thousands)	7,807	7,078	10.3%	30,795	27,282	12.9%	8,045	(3.0)%
Average monthly members (in thousands)	34,819	30,032	15.9%	34,203	29,906	14.4%	36,026	(3.4)%

Revenue per member per month	$4.39	$4.47	(1.8)%	$4.31	$4.13	4.4%	$4.25	3.3%
Revenue per trip	$58.79	$56.87	3.4%	$57.43	$54.38	5.6%	$57.15	2.9%
Monthly utilization	7.5%	7.9%		7.5%	7.6%		7.4%

Purchased services per trip	$42.49	$37.64	12.9%	$41.14	$36.34	13.2%	$42.28	0.5%
Payroll and other per trip	$7.04	$7.10	(0.8)%	$7.16	$7.14	0.3%	$6.82	3.2%
Total service expense per trip	$49.53	$44.74	10.7%	$48.30	$43.48	11.1%	$49.10	0.9%

N/M - Not Meaningful. Certain figures in the tables above do not provide meaningful percentage comparison and, thus, the percentage has been removed.
--more--

Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands, except for statistical data)

	Three months ended			Year ended			Three months ended
	December 31, 2022	December 31, 2021	% Change	December 31, 2022	December 31, 2021	% Change	September 30, 2022	QoQ % Change

Personal Care Segment

Service revenue, net	$176,013	$157,194	12.0%	$667,674	$495,579	34.7%	$169,226	4.0%
Service expense	140,642	123,575	13.8%	520,065	392,508	32.5%	132,746	5.9%
Gross profit	$35,371	$33,619	5.2%	$147,609	$103,071	43.2%	$36,480	(3.0)%
Gross Margin	20.1%	21.4%		22.1%	20.8%		21.6%

G&A expense	$22,829	$25,098	(9.0)%	$91,365	$70,704	29.2%	$22,057	3.5%
G&A expense adjustments
Restructuring and related costs	(6)	304	(102.0)%	757	304	—%	582	N/M
Transaction and integration costs	1,216	3,463	(64.9)%	7,550	6,930	8.9%	2,231	(45.5)%
Stock-based compensation	—	(58)	(100.0)%	190	18	N/M	—	N/M
Adjusted G&A expense	$21,619	$21,389	1.1%	$82,868	$63,452	30.6%	$19,244	12.3%
Adjusted G&A expense % of revenue	12.3%	13.6%		12.4%	12.8%		11.4%

Net income	$2,349	$1,468	60.0%	$9,760	$10,897	(10.4)%	$1,632	43.9%
Net income margin	1.3%	0.9%		1.5%	2.2%		1.0%

Adjusted EBITDA	$16,559	$12,831	29.1%	$69,765	$41,849	66.7%	$18,684	(11.4)%
Adjusted EBITDA margin	9.4%	8.2%		10.4%	8.4%		11.0%

Total hours (in thousands)	6,842	6,857	(0.2)%	26,918	21,188	27.0%	6,836	0.1%
Revenue per hour	$25.73	$22.92	12.3%	$24.80	$23.39	6.0%	$24.76	3.9%
Service expense per hour	$20.56	$18.02	14.1%	$19.32	$18.53	4.3%	$19.42	5.9%

N/M - Not Meaningful. Certain figures in the tables above do not provide meaningful percentage comparison and, thus, the percentage has been removed.

--more--

Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands, except for statistical data)

	Three months ended			Year ended			Three months ended
	December 31, 2022	December 31, 2021	% Change	December 31, 2022	December 31, 2021	% Change	September 30, 2022	QoQ % Change

RPM Segment

Service revenue, net	$18,915	$16,053	17.8%	$68,277	$17,617	N/M	$18,760	0.8%
Service expense	6,678	4,838	38.0%	24,562	5,605	N/M	6,836	(2.3)%
Gross profit	$12,237	$11,215	9.1%	$43,715	$12,012	N/M	$11,924	2.6%
Gross Margin	64.7%	69.9%		64.0%	68.2%		63.6%

G&A expense	$5,636	$5,575	1.1%	$23,156	$5,791	N/M	$5,816	(3.1)%
G&A expense adjustments
Restructuring and related charges	—	—	—%	63	—	N/M	39	—%
Transaction costs	174	721	(75.9)%	2,927	721	N/M	471	(63.1)%
Stock-based compensation	—	—	—%	86	—	N/M	—	—%
Adjusted G&A expense	$5,462	$4,854	12.5%	$20,080	$5,070	N/M	$5,306	2.9%
Adjusted G&A expense % of revenue	28.9%	30.2%		29.4%	28.8%		28.3%

Net income	$672	$1,318	(49.0)%	$497	$1,593	N/M	$462	45.5%
Net income margin	3.6%	8.2%		0.7%	9.0%		2.5%

Adjusted EBITDA	$6,775	$6,361	6.5%	$23,635	$6,942	N/M	$6,618	2.4%
Adjusted EBITDA margin	35.8%	39.6%		34.6%	39.4%		35.3%

Average monthly members (in thousands)	236	173	36.4%	210	173	21.4%	230	2.6%
Revenue per member per month	$26.72	$30.93	(13.6)%	$27.09	$30.86	(12.2)%	$27.19	(1.7)%
Service expense per member per month	$9.43	$9.32	1.2%	$9.75	$9.82	(0.7)%	$9.91	(4.8)%

N/M - Not Meaningful. The RPM Segment was established with the acquisition of VRI on September 22, 2021 and as such, the comparison of the YTD figures is not meaningful.

--more--

Modivcare Inc.

Modivcare Inc.
Unaudited Key Statistical and Financial Data
(in thousands)

	Three months ended			Year ended			Three months ended
	December 31, 2022	December 31, 2021	% Change	December 31, 2022	December 31, 2021	% Change	September 30, 2022	QoQ % Change

Corporate and Other Segment

G&A expense	$17,399	$14,874	17.0%	$60,715	$62,686	(3.1)%	$16,201	7.4%
G&A expense adjustments
Restructuring and related costs	—	200	(100.0)%	950	1,680	(43.5)%	565	N/M
Transaction and integration costs	2,050	2,987	(31.4)%	9,269	17,370	(46.6)%	2,191	(6.4)%
Settlement related costs	3,564	—	N/M	4,064	—	N/M	500	N/M
Cash settled equity	19	20	(5.0)%	108	9,165	(98.8)%	82	(76.8)%
Stock-based compensation	1,823	1,068	70.7%	5,684	4,775	19.0%	1	N/M
Adjusted G&A expense	$9,943	$10,599	(6.2)%	$40,640	$29,696	36.9%	$12,862	(22.7)%
Adjusted G&A expense % of consolidated revenue	1.5%	1.8%		1.6%	1.5%		2.0%

	Three months ended			Year ended			Three months ended
	December 31, 2022	December 31, 2021	% Change	December 31, 2022	December 31, 2021	% Change	September 30, 2022	QoQ % Change

Consolidated Modivcare

G&A expense	$90,063	$92,079	(2.2)%	$322,171	$271,674	18.6%	$75,889	18.7%
G&A expense adjustments
Restructuring and related costs	13,863	10,054	37.9%	26,998	21,593	25.0%	2,088	N/M
Transaction and integration costs	7,659	7,152	7.1%	23,971	25,588	(6.3)%	4,899	56.3%
Settlement related costs	3,564	—	N/M	9,564	—	N/M	6,000	(40.6)%
Cash settled equity	19	20	(5.0)%	108	9,165	(98.8)%	82	(76.8)%
Stock-based compensation	1,823	1,010	80.5%	5,960	4,793	24.3%	1	N/M
Adjusted G&A expense	$63,135	$73,843	(14.5)%	$255,570	$210,535	21.4%	$62,819	0.5%
Adjusted G&A expense % of revenue	9.7%	12.8%		10.2%	10.5%		9.7%

N/M - Not Meaningful. Certain figures in the tables above do not provide meaningful percentage comparison and, thus, the percentage has been removed.
--end--